Exhibit 10.19

EXECUTION COPY

FORBEARANCE AGREEMENT AND SEVENTH AMENDMENT

TO NOTE PURCHASE AGREEMENT

THIS FORBEARANCE AGREEMENT AND SEVENTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of April 6, 2009, is entered into by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Company”“) PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”) PANTHER II, INC., an Ohio coiporation f/k/a Sokolowski, Inc. (“Panther Sub”) ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company (“Elite”) KEY TRANSPORTATION SERVICES, INC., a Texas corporation (“Integres Sub”) INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation (“Integres”; Company, Holdings, Panther Sub, Elite, Integres Sub and Integres are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”) YORK STREET MEZZANINE PARTNERS L.P., YORK STREET MEZZANINE PARTNERS II, L.P., CUNA MUTUAL LIFE INSURANCE COMPANY, MEMBERS LIFE INSURANCE COMPANY, CUNA MUTUAL INSURANCE SOCIETY, CUMIS INSURANCE SOCIETY, INC. and the other purchasers from time to time party to the Note Purchase Agreement (collectively, the “Purchasers” and individually each a “Purchaser”).

R E C I T A L S

A. Company and the Purchasers have entered into that certain Note Purchase Agreement dated as of January 11, 2006 (as the same has been and hereafter may be amended, modified, restated or otherwise supplemented from time to time, the “Note Purchase Agreement”);

B. Holdings owns 100% of the issued and outstanding capital stock of Company and, accordingly, Holdings receives direct and indirect financial, economic and other benefits from the transactions contemplated by the Note Purchase Agreement.

C. Each of Panther Sub, Elite. Integres and Integres Sub is a direct or indirect Wholly-Owned Subsidiary of Company and, accordingly, receives direct and indirect financial, economic and other benefits from the transactions contemplated by the Note Purchase Agreement.

D. Each of Holdings, Panther Sub, Elite, Integres and Integres Sub has guaranteed all existing and future Obligations of Company pursuant to the terms and conditions of the Guaranty.

E. The Purchasers have been made aware that certain Events of Default have occurred and are continuing pursuant to Section 7.1(c) of the Note Purchase Agreement as a result of Company’s failure to comply with (A) the Senior Leverage Ratio covenant set forth in Section 6.2 of the Note Purchase Agreement for the twelve (12) month period ended March 31, 2009, and (B) the Fixed Charge Coverage Ratio covenant set forth in Section 6.3 of the Note

Purchase Agreement for the twelve (12) month period ended March 31, 2009 (such Events of Default, collectively, the “Designated Events of Default”).

F. The existence of the Designated Events of Default notwithstanding, the Loan Parties have requested that the Purchasers agree, in each case, subject to the terms and conditions herein set forth, to (i) forbear, for a specified period of time, from exercising their respective rights and remedies under the Note Purchase Agreement, the other Senior Subordinated Debt Documents and other applicable law and (ii) amend the Note Purchase Agreement in certain respects.

G. The Purchasers agree to accommodate such request to forbear, subject to the terms and conditions herein contained and, in addition, the Purchasers have agreed to amend the Note Purchase Agreement in certain respects as more specifically set forth herein, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the terms and conditions hereof, the Purchasers and the Loan Parties hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. For purposes of this Agreement, the following terms shall have the respective meanings ascribed thereto below:

Forbearance Period – see Section 2 hereof.

Forbearance Termination Date shall mean the earlier to occur of (i) 12:00 p.m. (Chicago time) June 29, 2009, or such later date as the Majority Purchasers shall agree in writing, and (ii) the date on which the forbearance effectuated hereby ceases due to the occurrence of any of the events described in Section 7 hereof.

Released Person – see Section 5 hereof.

Section 2. Agreement of Purchasers to Forbear.

(a) Subject to the terms and conditions herein set forth (including, without limitation, the conditions contained in Section 6 hereof) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the Loan Parties herein contained, the Purchasers agree that, during the period (the “Forbearance Period”) commencing on the date hereof and ending on the Forbearance Termination Date, the Purchasers shall forbear from exercising their respective rights and remedies under the Note Purchase Agreement, the other Senior Subordinated Debt Documents and under applicable law.

(b) The agreement of the Purchasers to so forbear is temporary and limited in nature and shall not be deemed to: (i) preclude or prevent any Purchaser from exercising any rights and/or remedies under the Note Purchase Agreement, the other Senior

Subordinated Debt Documents and/or applicable law arising on account of (A) any Default or Event of Default, other than the Designated Events of Default, and/or (B) the Designated Events of Default from and after the Forbearance Termination Date; (ii) effect any amendment, modification or supplement of the Note Purchase Agreement or any of the other Senior Subordinated Debt Documents, all of which shall remain in full force and effect in accordance with their respective terms (except as otherwise expressly provided herein); (iii) constitute a waiver of the Designated Events of Default, any Default or any other Event of Default that may have occurred, be existing or hereafter occur, or any term or provision of the Note Purchase Agreement or any of the other Senior Subordinated Debt Documents; or (iv) establish a custom or course of dealing between or among the Loan Parties or any Purchaser.

Section 3. Agreements.

(a) Each Loan Party hereby agrees and acknowledges that, the implementation of the Forbearance Period in accordance with the terms hereof notwithstanding, (i) the Designated Events of Default constitute existing Events of Default for all purposes under the Senior Subordinated Debt Documents, including, without limitation, for determining whether or not certain actions may be taken or otherwise acquiesced to by or on behalf of Company or any other Loan Party (and each Loan Party agrees that it shall not take any actions or permit any actions to occur without the prior written consent of the Majority Purchasers to the extent prohibited under the Senior Subordinated Debt Documents during the existence of any Event of Default) except, during the Forbearance Period, for permitting the Purchasers to (A) impose the Default Rate of interest pursuant to and in accordance with Section 1.1 of the Note Purchase Agreement as a result of the Designated Events of Default, or (B) to accelerate the Obligations or exercise other remedies under the Note Purchase Agreement or any other Senior Subordinated Debt Document as a result of the Designated Events of Default, and (ii) (A) pursuant to the terms and conditions set forth in Section 5.2(e) of the Note Purchase Agreement, as a result of the Designated Events of Default, the Loan Parties are prohibited from making any dispositions of the type described in Section 5.2(e) of the Note Purchase Agreement, (B) pursuant to the terms and conditions set forth in Section 5.7(b) of the Note Purchase Agreement, as a result of the Designated Events of Default, the Loan Parties are prohibited from paying any of the performance bonuses to officers or employees of the type described in Section 5.7(b) of the Note Purchase Agreement, (C) pursuant to the terms and conditions set forth in Section 5.1l(b) of the Note Purchase Agreement, as a result of the Designated Events of Default, the Loan Parties are prohibited from making any Restricted Payments of the type described in Section 5.11(b) of the Note Purchase Agreement, (D) pursuant to the terms and conditions set forth in Section 5.11(d) of the Note Purchase Agreement, as a result of the Designated Events of Default, the Loan Parties are prohibited from making any Restricted Payments of the type described in Section 5.11(d) of the Note Purchase Agreement, and (E) pursuant to the terms and conditions set forth in Section 5.11(g) of the Note Purchase Agreement, as a result of the Designated Events of Default, the Loan Parties are prohibited from making any Restricted Payments of the type descnbed in Section 5.11(g) of the Note Purchase Agreement. Accordingly, any actions taken or omitted by the Loan Parties in violation of such provisions while any Event of Default exists will constitute additional Events of Default under the Note Purchase Agreement and the other Senior Subordinated Debt Documents.

(b) The Loan Parties agree to deliver to the Purchasers no later than Tuesday of each week commencing on the first Tuesday following the date hereof, a rolling thirteen (13) week cash flow forecast on a consolidated basis for Company and the other Loan Parties, together with a comparison of the corresponding figures for the corresponding periods of the previous week contained in the thirteen (13) week cash flow forecast for such previous week, which shall all be in form and detail reasonably satisfactory to the Majority Purchasers (the Majority Purchasers hereby acknowledge that the form and detail of the rolling thirteen (13) week cash flow forecasts previously delivered to Majority Purchasers are satisfactory) and shall be certified on behalf of Company by a Responsible Officer of Company.

Section 4. Amendments to Note Purchase Agreement. Effective as of the Effective Date, the parties hereto hereby agree that the Note Purchase Agreement shall be amended as follows:

4.1 Section 4.1. Section 4.1 of the Note Purchase Agreement is hereby amended by adding the following two provisos to the end of clause (a) thereto:

“; provided, however, that the audited financial statements described herein for the fiscal year ended December 31, 2008 (the “2008 Audited Financials”) shall be delivered no later than the earlier of (i) July 30, 2009 and (ii) the date that is thirty (30) days after the effective date of any amendment to this Agreement entered into after the Forbearance Effective Date; and provided, further, that Company shall use best efforts to deliver a draft of the 2008 Audited Financials to the Purchasers no later than April 30, 2009 (which draft need not be accompanied by an audit letter)”

4.2 Section 5.5. Section 5.5 of the Note Purchase Agreement is hereby amended by deleting the “.” at the end of Section (i) thereof and substituting the word “; and” therefor and by adding a new Section 5.5(j) as follows:

“(j) Indebtedness constituting Permitted Indebtedness in an amount not to exceed the amount of Guaranteed Obligations (as defined in the Limited Guaranty as in effect on the date hereof) paid in cash to the Senior Agent in accordance with the Limited Guaranty as in effect on the date hereof.”

4.3 Section 5.7. Section 5.7 of the Note Purchase Agreement is hereby amended by deleting each occurrence of the words “as in effect on the Original Closing Date” contained in clause (d) thereof and by substituting the words “as in effect on the Forbearance Effective Date” therefor, by deleting the word “and” appearing immediately prior to the second proviso ‘contained in clause (d) thereof, by adding the word “; and” immediately following such second proviso and by adding a third proviso thereto as follows:

“; provided, further, however, that no such fees and expenses (other than actual,

reasonable, out-of-pocket expenses) described in this clause (d) shall be paid during the Forbearance Period. Notwithstanding the foregoing, such fees and expenses shall continue to accrue during the Forbearance Period and any such accrued fees and expenses may later be paid, but only to the extent that (A) the Senior Leverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be less than 3.00 to 1.00, and (B) the Company shall have previously paid in cash to the Purchasers the portion of the interest accruing on the Notes at the rate of 12% per annum for the interest period from January 1, 2009 through March 31, 2009 (the “Ql Period”) and the interest period from April 1, 2009 through June 30, 2009 (the “Q2 Period”), and provided that the remainder of such interest (i.e., 4% per annum) accruing during the Ql Period and the Q2 Period shall have been capitalized and added to the outstanding principal amount of the Notes on March 31, 2009 and June 30, 2009, respectively (it being understood and agreed that, for the avoidance of doubt, in no event shall any such accrued fees and expenses be paid if, at the time of such proposed payment, any of the events described in the second proviso of the immediately preceding sentence shall have occurred and been continuing).”

4.4 Section 11.1. Annex A to the Note Purchase Agreement hereby is amended by inserting the following defined terms therein in appropriate alphabetical order:

““Forbearance Agreement” means the Forbearance Agreement and Seventh Amendment to Note Purchase Agreement dated as of the Forbearance Effective Date among Holdings, Company, Elite, Panther Sub, Integres and Integres Sub and each of their Subsidiaries (collectively, the “Loan Parties”), and the Purchasers.”

““Forbearance Effective Date” means April 6, 2009.”

““Forbearance Period” shall have the meaning given such term in the Forbearance Agreement.”

““Limited Guaranty” means that certain Limited Guaranty, dated as of the Forbearance Effective Date, by the Sponsor in favor of the Senior Agent, on behalf of the Senior Lenders.”

““Permitted Indebtedness” means unsecured Indebtedness of Holdings or the Company that shall be subordinated in right of payment to the Obligations pursuant to a written subordination agreement in form and substance acceptable to the Majority Purchasers, and which Indebtedness shall not require payment of principal or cash interest prior to payment in full of the Notes.”

““Senior Agent” means Antares Capital Corporation, as administrative agent for the Senior Lenders.”

Section 5. Ratification of Liability and Outstanding Obligations; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Note Purchase Agreement and the other Senior Subordinated Debt Documents, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by any Purchaser of such liabilities, obligations and agreements through and as of the date hereof; (ii) each Purchaser has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; (iii) the Recitals set forth above are true and correct in all material respects and hereby are incorporated into this Agreement by this reference; and (iv) except to the limited extent of the Purchasers’ agreement to forbear contained in this Agreement, no Purchaser waives, diminishes or limits any term or condition contained in the Note Purchase Agreement or in any of the other Senior Subordinated Debt Documents. Each Loan Party hereby acknowledges, confirms and agrees that (i) as of the date of this Agreement, the outstanding principal amount of the Notes is $28,415,049.61, plus accrued and unpaid interest, fees and other costs and expenses payable under the Note Purchase Agreement and the other Senior Subordinated Debt Documents, and (ii) the payment of such amount is not subject to any defense, counterclaim, recoupment or offset of any kind. IN CONSIDERATION OF THE PURCHASERS’ AGREEMENT TO FORBEAR AND THE OTHER AGREEMENTS OF THE PURCHASERS CONTAINED IN THIS AGREEMENT, EACH LOAN PARTY, JOINTLY AND SEVERALLY, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES EACH PURCHASER AND EACH OF ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PARTICIPANTS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH SUCH LOAN PARTY OR ANY OF ITS AFFILIATES MAY NOW HAVE OR CLAIM TO HAVE AGAINST SUCH PURCHASERS OR ANY OTHER RELEASED PERSON ON ACCOUNT OF OR IN ANY WAY RELATING TO, CONCERNING, ARISING OUT OF OR BASED UPON THE NOTE PURCHASE AGREEMENT, THE OTHER SENIOR SUBORDINATED DEBT DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED OR OTHERWISE EVIDENCED THEREBY, AND OF EVERY NATURE AND EXTENT WHATSOEVER, IN EACH CASE TO THE EXTENT (Y) ARISING ON OR PRIOR TO THE DATE HEREOF OR (Z) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF, BUT IN ALL CASES EXCLUDING ANY SUCH DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION TO THE EXTENT ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PURCHASER, IN EACH CASE AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT OR ORDER.

Section 6. Conditions to Effectiveness. The effectiveness of the Purchasers’ obligations and agreements under this Agreement is subject to the satisfaction of all of the following conditions in a manner, form and substance reasonably satisfactory to the Majority Purchasers:

(a) Representations and Warranties. The representations and warranties of each of the Loan Parties and their respective Affiliates set forth in this Agreement, the Note Purchase Agreement and the other Senior Subordinated Debt Documents shall be true and correct in all material respects as of the Effective Date, except (a) with regard to the existence of the Designated Events of Default (or the facts and circumstances resulting therein), and (b) to the extent such representations and warranties (i) expressly related to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date or (ii) are qualified by materiality, contain dollar thresholds or have Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects.

(b) Delivery of Agreement. This Agreement shall have been duly authorized, executed and delivered to the Purchasers by the parties hereto.

(c) Delivery of Management Agreement. The Loan Parties and the Sponsor shall have executed and delivered to the Purchasers evidence in form and substance reasonably satisfactory to the Majority Purchasers of an amendment to, or a restatement of, the Management Agreement.

(d) Delivery of Senior Credit Agreement. The Loan Parties and the Senior Lenders shall have executed and delivered to the Purchasers evidence in form and substance reasonably satisfactory to the Majority Purchasers of a corresponding forbearance under and amendments to the Senior Credit Agreement.

(e) Delivery of Subordination Agreement. The Loan Parties and the Senior Lenders shall have executed and delivered to the Purchasers the Reaffirmation of and Third Amendment to Subordination Agreement, in form and substance satisfactory to the Majority Purchasers.

(f) Delivery of Officer’s Certificates. Company shall have delivered to the Purchasers a certificate of the Secretary of each of the Loan Parties certifying (i) the names and true signatures of the officers of each of the Loan Parties authorized to sign this Agreement and the other documents to be delivered hereunder and (ii) the resolutions of the board of directors (or other governing authority) of the Loan Parties evidencing approval for this Agreement and the Note Purchase Agreement, as amended hereby.

(g) Satisfaction of the Majority Purchasers’ Counsel. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Majority Purchasers.

(h) Delivery of Other Documents. Company shall have delivered such other instruments, documents, certificates, consents and waivers as any Purchaser may reasonably request.

The date on which all of the conditions set forth in this Section 6 have been satisfied is referred to herein as the “Effective Date.” The signature on behalf of the Loan Parties hereto shall constitute a representation, warranty and covenant by such Persons that the conditions set forth in Section 6(a) above have been satisfied or waived in writing by the Majority Purchasers as of the date hereof.

Section 7. Automatic Termination of Forbearance Period. The Purchasers’ agreement to forbear pursuant to this Agreement shall terminate automatically, without notice or any other further act or instrument, upon the occurrence of any of the following:

(a) Any Loan Party repudiates or asserts a defense to any obligation or liability under the Note Purchase Agreement, this Agreement or any of the other Senior Subordinated Debt Documents or makes or pursues a claim against any Purchaser or any other Released Person; or

(b) Company or any other Loan Party breaches any agreement or covenant contained in Section 3 of this Agreement; or

(c) the occurrence or existence of any Event of Default (other than the Designated Events of Default), whether now existing or hereafter occurring, and the Majority Purchasers notify Company of the termination of the Forbearance Period.

Section 8. No Waiver: Subsequent Defaults.

8.1 Each Loan Party acknowledges that nothing contained herein is, or shall be construed to be, a waiver or release by any Purchaser of any right, claim or cause of action, including, without limitation, any such right, claim or cause of action arising from or related to, directly or indirectly, the Designated Events of Default, or a waiver or release of the Designated Events of Default themselves. Except as otherwise expressly set forth herein prior to the Forbearance Termination Date, the Purchasers expressly reserve all rights, remedies, claims and causes of action against Company and the other Loan Parties, including, without limitation, all such rights, remedies, claims and causes of action arising from or related to, directly or indirectly, the Designated Events of Default.

8.2 The Purchasers reserve all rights, claims and causes of action with respect to all Defaults and Events of Default, and each Loan Party acknowledges that nothing herein prohibits or prevents, or shall be construed to prohibit or prevent, the exercise or enforcement by the Purchasers of any such right, claim or cause of action at any time (except as expressly provided herein with respect to the Designated Events of Default).

8.3 Any default by any Loan Party of any of its obligations under Section 3(b) of this Agreement shall constitute an immediate Event of Default under the Note Purchase Agreement, without further action or notice by or any behalf of any Purchaser or any other Person.

Section 9. No Assurances regarding Extension of Forbearance Period or Restructuring of Note Purchase Agreement. Without limiting the generality of Section 8 above and notwithstanding anything in this Agreement to the contrary, (i) the Loan Parties will not assert, claim or contend that any prior action or course of conduct by any or all of the Purchasers constitutes an agreement, obligations or cause of declining to continue such action or course of conduct in the future and (ii) the Loan Parties hereby acknowledge and agree that the Purchasers have made no commitment as to how or whether the Designated Events of Default will be resolved, nor have they given any assurances or commitments with respect to any additional or future forbearance, waiver, restructuring or accommodation of any kind upon the occurrence of the Forbearance Termination Date. Any agreement by the Purchasers to extend the Forbearance Termination Date, if any, must be set forth in writing and signed by a duly authorized signatory of the Majority Purchasers.

Section 10. Representations and Warranties. Each Loan Party represents and warrants to each Purchaser that: (i) it has the corporate or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall constitute legal, valid and binding obligation of such Loan Party, enforceable upon such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; (iii) the execution and delivery of this Agreement does not and will not contravene, conflict with, violate or constitute a default under the Organization Documents of such Loan Party, any Requirement of Law, any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its Property is subject or any material Contractual Obligation to which such Loan Party is a party; (iv) no Default or Event of Default presently exists other than the Designated Events of Default, and (v) except as previously disclosed to the Purchasers and as set forth in that certain Forbearance Agreement and Seventh Amendment to Credit Agreement dated as of the date hereof by and among the Loan Parties, the Senior Lenders signatory thereto and Antares Capital Corporation, as administrative agent for the Senior Lenders (the “Senior Forbearance and Amendment”), neither the Sponsor, any Loan Party nor any of their respective Affiliates has paid or has agreed to pay any fee (including any amendment fee), consideration or other amount to any lender or agent party to any Senior Loan Document in connection with the Senior Forbearance and Amendment or the forbearance and amendments contemplated thereby.

Section 11. Costs and Expenses. Each Loan Party hereby ratifies and reaffirms its fee, cost and expense reimbursement obligations under Section 11.4 of the Note Purchase Agreement.

Section 12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 13. Further Assurances. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as may be reasonably required by any Purchaser to effectuate fully the intent of this Agreement.

Section 14. Amendment to the Note Purchase Agreement and the other Senior Subordinated Debt Documents. The Note Purchase Agreement and the other Senior Subordinated Debt Documents shall be deemed to be amended by this Agreement. Any references contained in the Note Purchase Agreement or any other Senior Subordinated Debt Document to the “Note Purchase Agreement” shall be deemed to refer to the Note Purchase Agreement, as amended hereby. Except as amended hereby, all terms and conditions of the Note

Purchase Agreement and the other Senior Subordinated Debt Documents remain in full force and effect. This Agreement is not a novation, nor is it to be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Note Purchase Agreement or any of the other Senior Subordinated Debt Documents, except as expressly stated herein. This Agreement shall constitute a Senior Subordinated Debt Document.

Section 15. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Section 16. Captions. The captions and headings in this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 17. Entire Agreement. Except to the extent specifically set forth herein, the Purchasers reserve and preserve all rights and remedies under the Note Purchase Agreement and the other Senior Subordinated Debt Documents. This Agreement contains the entire agreement among the Purchasers and the Loan Parties with respect to the Designated Events of Default and with respect to the Purchasers’ agreement to forbear from exercising rights and remedies on account of the Designated Events of Default.

Section 18. Drafting and Negotiation of Agreement. Each Loan Party acknowledges that (i) it has been represented by its own counsel in connection with the negotiation, preparation and execution of this Agreement and all other agreements, documents and instruments executed in connection herewith and therewith, and the transactions contemplated herein and therein, (ii) it has exercised independent judgment with respect to such negotiation, preparation and execution and transactions, (iii) it has not relied on any other party hereto or thereto (or counsel for such party) with respect to such agreements, documents and instruments and such transactions and (iv) any principal of contract construction that favors or disfavors the parties whose attorneys have drafted a contract, or provision thereof, shall not be applied to this Agreement or such other agreements, documents and instruments. No prior drafts of this Agreement, or any negotiations regarding the terms in those drafts, shall be admissible in any court to vary or interpret the terms of this Agreement, the parties hereto agreeing that this Agreement constitutes the final expression of the parties’ agreement and supersedes all prior written and oral understandings regarding the terms of this Agreement.

Section 19. Governing Law; Submission to Jurisdiction. (a) The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

(b) Any legal action or proceeding with respect to this Agreement or any other Senior Subordinated Debt Document may be brought in the courts of the State of New York located in the City of New York, New York, or of the United States of America sitting in New York, New York and, by execution and delivery of this Agreement, Company and each other Loan Party executing this Agreement hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Section 20. WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE OTHER SENIOR SUBORDINATED DEBT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 21. Reaffirmation. Each of the Loan Parties as debtor or guarantor or in any other similar capacity in which such Loan Party otherwise acts as accommodation party, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Senior Subordinated Debt Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party guaranteed the Obligations under or with respect to the Senior Subordinated Debt Documents, ratifies and reaffirms such guarantee. Each of the Loan Parties hereby consents to this Agreement and acknowledges that each of the Senior Subordinated Debt Documents remains in full force and effect and is hereby ratified and reaffirmed.

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signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

COMPANY: PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

OTHER LOAN PARTIES:

PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

KEY TRANSPORTATION SERVICES, INC., a Texas corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

PURCHASERS: YORK STREET MEZZANINE PARTNERS, L.P.

By:	York Street Capital Partners, L.L.C., its general partner

By:	/s/ Christopher A. Layden
Name:	Christopher A. Layden
Title:	Managing Director

YORK STREET MEZZANINE PARTNERS II, L.P.

By:	York Street Capital Partners II, L.L.C., its general partner

By:	/s/ Christopher A. Layden
Name:	Christopher A. Layden
Title:	Managing Director

CUNA MUTUAL INSURANCE SOCIETY

By:	/s/ James E. McDonald Jr.
Name:	James E. McDonald Jr.
Title:	Director, Private Placements

CUMIS INSURANCE SOCIETY, INC.

By:	/s/ James E. McDonald Jr.
Name:	James E. McDonald Jr.
Title:	Director, Private Placements

MEMBERS LIFE INSURANCE COMPANY

By:	/s/ James E. McDonald Jr.
Name:	James E. McDonald Jr.
Title:	Director, Private Placements

CUNA MUTUAL LIFE INSURANCE COMPANY

By:	/s/ James E. McDonald Jr.
Name:	James E. McDonald Jr.
Title:	Director, Private Placements